SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                   1934
                           (Amendment No.     )

Filed by the Registrant <checked-box>
Filed by a party other than the Registrant <square>

Check the appropriate box:
<square>  Preliminary Proxy Statement
<square>  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
<square>  Definitive Proxy Statement
<checked-box>  Definitive Additional Materials
<square>  Soliciting Material Pursuant to <square>  <section>240.14a-11(c)
     or <square>  <section>240.14a-12


                      SISKON GOLD CORPORATION
         (Name of Registrant as Specified In Its Charter)

________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

<checked-box>  No fee required
<square>  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11

     1) Title of each class of securities to which transaction applies:_______________________________________________
     2) Aggregate number of securities to which transaction applies:_______________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):__________________________
     4)   Proposed maximum aggregate value of transaction:_______
     5)   Total fee paid:________________________________________


<square> Fee paid previously with preliminary materials.

<square> Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:________________________________
     2)   Form, Schedule or Registration Statement No.:__________
     3)   Filing Party:__________________________________________
     4)   Date Filed:____________________________________________

               [SISKON GOLD CORPORATION LETTERHEAD]



Contact:
Timothy A. Callaway - President, CEO               (916) 273-4311


                  SISKON ANNUAL MEETING REMINDER

Dear Siskon Shareholder;

     Our Annual meeting date is just around the corner on August 4, 1997. I'm writing this note to remind you to vote your shares. Without the increase in the authorized shares described in the proxy, it will be difficult, if not impossible to try and turn the company around. Siskon's Board recommends you vote for the items in the proxy and if you have already voted against these items, you can change you're vote with a new proxy which can be faxed to you if you contact Siskon on 916-273-4311.